UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2005

LAIDLAW INTERNATIONAL, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-13109	98-0390488
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Shuman Blvd. Suite 400, Naperville, Illinois		60563
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 848-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 20, 2005, Laidlaw International, Inc. issued a press release announcing, among other things, that in connection with its offer to purchase for cash any and all of its outstanding 10.75% Senior Notes due 2011 ("Notes") and the related consent solicitation, Laidlaw will pay $1,171.68 for each $1,000.00 principal amount of Notes purchased pursuant to the tender offer (plus accrued and unpaid interest up to, but not including the date of payment for the Note) to each holder the Notes who have validly tendered and not withdrawn their notes pursuant to the tender offer prior to 5 p.m. New York City time on June 20, 2005. A copy of the press release is furnished as part of this current report on Form 8-K as Exhibits 99.1 and is incorporated herein in its entirety by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
99.1 Press Release dated June 20, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

June 20, 2005	By:	Jeffrey W. Sanders

Name: Jeffrey W. Sanders
Title: Vice President, Corporate Development and Controller

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 20, 2005